Exhibit 99.1

Joint Press Release

S&P Global and IHS Markit Announce Agreements to Sell Base Chemicals and CUSIP Businesses

December 27, 2021

S&P Global (NYSE: SPGI) and IHS Markit (NYSE: INFO) today announced agreements to sell IHS Markit’s Base Chemicals business to News Corp and S&P Global’s CUSIP Global Services (CGS) business to FactSet Research Systems. These agreements represent continued progress toward completing the pending merger of S&P Global and IHS Markit.

News Corp agreed to purchase the Base Chemicals business for $295 million, and FactSet Research Systems has agreed to acquire CGS for $1.925 billion, with each agreement subject to customary purchase price adjustments. Each of these divestitures is dependent on closing the S&P Global-IHS Markit merger and other customary conditions. S&P Global and IHS Markit currently anticipate the combined company will receive aggregate net sale proceeds of approximately $1.3 billion from these transactions, of which proceeds are net of taxes and payments to CGS’s industry partner.

“The two divestures we have announced today represent an important milestone in our progress toward satisfying the required regulatory conditions to complete our merger with IHS Markit,” said Douglas L. Peterson, President and Chief Executive Officer of S&P Global. “With these agreements in place, we are well positioned to dedicate our full attention to our goals of accelerating progress, enabling innovation and serving our customers through the combination of these two world-class businesses.”

“Finding a suitable buyer for these two businesses meets a key regulatory requirement for our merger,” added Lance Uggla, Chairman and Chief Executive Officer of IHS Markit. “We now look forward to combining our great companies and consolidating our businesses to drive growth for our customers around the world.”

S&P Global has also pledged to divest its Leveraged Commentary and Data (LCD) business, along with a related family of leveraged loan indices as a condition for regulatory approval. Under the European Commission’s conditional approval of the merger of S&P Global and IHS Markit, execution of an agreement to sell the LCD business can occur after the closing of the merger.

The companies previously announced the divestiture of IHS Markit’s Oil Price Information Services (OPIS), Coal, Metals and Mining (CMM), and PetroChem Wire (PCW) businesses to NewsCorp in August 2021 as part of the ongoing merger review process.

The divestitures remain subject to further review and approval by antitrust regulators. S&P Global and IHS Markit continue to expect to close their merger in the first quarter of 2022, subject to the satisfaction of closing conditions.

Advisors

Goldman Sachs & Co. LLC is serving as financial advisor to S&P Global, and Wachtell, Lipton, Rosen & Katz is serving as legal counsel. Davis Polk & Wardwell LLP is serving as legal counsel for IHS Markit.

Investor Relations:

IHS Markit

Eric Boyer

Tel: +1 303 397 2969

eric.boyer@ihsmarkit.com

S&P Global

Chip Merritt

Tel: +1 212 438 4321

chip.merritt@spglobal.com

Media:

IHS Markit

Sebastian Kadritzke

Tel: +44 203 159 3283

sebastian.kadritzke@ihsmarkit.com

S&P Global

Ola Fadahunsi

Tel: +1 212 438 2296

ola.fadahunsi@spglobal.com

Forward-Looking Statements:

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about future business and operating results, the industry and markets in which S&P Global Inc. (“S&P Global”) and IHS Markit Ltd. (“IHS Markit”) operate and beliefs of and assumptions made by S&P Global management and IHS Markit management, involve uncertainties that could significantly affect the financial or operating results of S&P Global, IHS Markit or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “will, ” “should,” “may,” “projects,” “could,” “would,” “target,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Such forward-looking statements include, but are not limited to, projections of earnings, statements of plans for future operations or expected revenues, statements about the benefits of the transaction involving S&P Global and IHS Markit, including future financial and operating results and cost and revenue synergies, the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for shareholders, benefits of the proposed transaction to shareholders, employees, customers and other constituents of the combined company, the outcome of contingencies, future actions by regulators, changes in business strategies and methods of generating revenue, the development and performance of each company’s services and products, integrating our companies, cost savings, the expected timetable for completing the proposed transaction, general conditions in the geographic areas where we operate and our respective effective tax rates, cost structure, dividend policy, cash flows or liquidity — are forward-looking statements.

These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in such forward-looking statements. We can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with: (i) the satisfaction of the conditions precedent to consummation of the proposed merger between S&P Global and IHS Markit and the divesture of S&P Global’s CGS business and IHS Markit’s OPIS, CMM, PetroChem Wire and Base Chemicals businesses, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; (ii) uncertainty relating to the impact of the proposed merger and divestiture transaction on the businesses of S&P Global and IHS Markit, including potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction and changes to existing business relationships during the pendency of the acquisition that could affect S&P Global’s and/or IHS Markit’s financial performance; (iii) the ability of S&P Global to successfully integrate IHS Markit’s operations and retain and hire key personnel; (iv) the ability of S&P Global to implement its plans, forecasts and other expectations with respect to IHS Markit’s business after the consummation of the proposed transaction and realize expected synergies; (v) business disruption following the proposed transaction; (vi) economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, including the United Kingdom’s withdrawal from the European Union, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current U.S. administration; (vii) the ability of S&P Global and IHS Markit to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; (viii) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; (ix) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (x) changes in debt and equity markets, including credit quality and spreads; (xi) demand for investment products that track indices and assessments, and trading volumes of certain exchange-traded derivatives; (xii) changes in financial markets, capital, credit and commodities markets and interest rates; (xiii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) the parties’ ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; and (xv) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (the “SEC”) by S&P Global and IHS Markit from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q. While the list of factors presented here is considered representative, this list should not be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on S&P Global’s or IHS Markit’s consolidated financial condition, results of operations, credit rating or liquidity. Except to the extent required by applicable law or regulation, each of S&P Global and IHS Markit disclaims any duty to update any forward-looking statements contained in this communication or to otherwise update any of the above-referenced factors.